UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): March 23, 2010
BPW ACQUISITION CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33979	26-1259837
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
750 Washington Boulevard, Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (203) 653-5800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 22, 2010, an affiliated group of hedge funds holding outstanding warrants (the “BPW Warrants”) to purchase shares of common stock of BPW Acquisition Corp. (“BPW”) filed an action captioned Pentwater Growth Fund, Ltd., et al. v. BPW Acquisition Corp., et al., C.A. No. 5367-VCS, in the Court of Chancery of the State of Delaware against BPW and The Talbots, Inc. (“Talbots”). The complaint alleges that BPW has breached the Warrant Agreement, dated as of February 26, 2008, by and between the Company and Mellon Investor Services, LLC, related to the BPW Warrants (the “Warrant Agreement”) and its implied covenant of good faith and fair dealing by proposing certain amendments to the Warrant Agreement. Specifically, the complaint challenges amendments proposed in the preliminary proxy statement filed by BPW with the Securities and Exchange Commission on March 16, 2010 (the “Consent Solicitation”). The complaint seeks (1) a declaration that the proposed modifications to the Warrant Agreement constitute breaches and (2) an injunction barring consummation of Talbots’ outstanding exchange offer for BPW Warrants and the Consent Solicitation pending the Court’s ruling on the legality of the proposed amendments. In such complaint, plaintiffs indicate they do not intend to participate in the Consent Solicitation or tender their BPW Warrants in the Exchange Offer for such BPW Warrants currently being conducted by The Talbots, Inc. On March 23, 2010, plaintiffs filed a motion for a temporary restraining order seeking preliminary relief commensurate with their requested injunction. BPW believes the litigation is meritless and will defend vigorously against the claims alleged and relief sought.
As of March 25, 2010, BPW has executed agreements, substantially in the form set forth in the Rule 14a-12 filing on Schedule 14A filed by BPW with the Securities and Exchange Commission on March 19, 2010 (the “Agreements”), with holders of BPW Warrants as of 5:00 p.m. EST on March 17, 2010 (the “Record Date”) representing over 50% of all outstanding BPW Warrants issued in BPW’s initial public offering and based on conversations to date expects to enter into additional such agreements with other BPW warrantholders.
Forward-looking Information
The foregoing contains forward-looking information. This forward-looking information may be identified by such forward-looking terminology as “expect,” “anticipate,” “will,” or similar statements or variations of such terms. Among other forward-looking information, the statements above relating to the outcome of litigation constitute forward-looking statements. All of our forward-looking statements are as of the date of this Form 8-K only, and except as may be required by law or SEC rule or requirement, BPW does not undertake to update or revise any forward-looking statements to reflect actual results, changes in assumptions, estimates or projections, or other circumstances occurring after the date hereof. Any public statements or disclosures by BPW following this Form 8-K which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K will be deemed to modify or supersede such statements in or accompanying this Form 8-K.
Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote, consent or approval. BPW has filed a preliminary proxy statement on Schedule 14A with the SEC on March 16, 2010 in connection with the solicitation of consents in respect of outstanding warrants to purchase shares of BPW common stock (the

“Preliminary Proxy Statement”). BPW expects to file a definitive proxy statement on Schedule 14A with the SEC in connection with the solicitation of consents in respect of outstanding warrants to purchase shares of BPW common stock and may file other solicitation material in connection therewith (the “Definitive Proxy Statement”). Investors and security holders are urged to read the Preliminary Proxy Statement and the Definitive Proxy Statement and other relevant documents filed with the SEC when available carefully because they will contain important information. In addition, Talbots has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Proxy Statement/Information Statement regarding the proposed merger transaction between Talbots and BPW. The final Prospectus/Proxy Statement/Information Statement regarding the proposed merger transaction has been mailed to stockholders of Talbots and BPW. Talbots has also filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Offer to Exchange and other documents, as required, in connection with the warrant exchange offer. The Prospectus/Offer to Exchange and related offer documents have been mailed to warrantholders of BPW. Investors and security holders are urged to read the Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, any amendments or supplements thereto and any other relevant documents filed with the SEC when available carefully because they contain important information. Investors and security holders will be able to obtain free copies of the Preliminary Proxy Statement, Registration Statements, the final Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, any amendments or supplements thereto and other documents filed with the SEC by Talbots and BPW through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements, the final Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, and any amendments or supplements thereto when they become available from Talbots by requesting them in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500. The documents filed by BPW, including the Preliminary Proxy Statement and any amendments or supplements thereto, may also be obtained by requesting them in writing to Doug McGovern at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3200.
BPW and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of BPW in connection with the proposed transactions. You can find information regarding BPW’s directors and executive officers in BPW’s Annual Report on Form 10-K for its fiscal year ended December 31, 2009, which was filed with the SEC on March 16, 2010. This document can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such participants by reading the Preliminary Proxy Statement, final Prospectus/Proxy Statement/Information Statement and the Prospectus/Offer to Exchange, in each case as amended or supplemented.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPW ACQUISITION CORP.
Date: March 25, 2010	By:	/s/ Gary S. Barancik
		Name:	Gary S. Barancik
		Title:	Chief Executive Officer